UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2009

Comarco, Inc.

(Exact name of registrant as specified in its charter)

000-05449

(Commission File Number)

California	95-2088894
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

25541 Commercentre Drive, Lake Forest, California	92630-8870
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 599-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 18, 2009, the Board of Directors of Comarco, Inc. (the “Company”) adopted the Amended and Restated Bylaws of the Company (the “Restated Bylaws”). The Restated Bylaws became effective immediately upon their adoption. The Company’s former bylaws (the “Former Bylaws”) were amended and restated to, among other things, modify and add provisions related to the calling and holding of annual and special shareholder meetings and to require additional disclosure regarding shareholders who nominate an individual for election to the Company’s Board of Directors or who otherwise propose business to be considered at meetings of the Company’s shareholders.

Under the Restated Bylaws, shareholders who desire to nominate a director or to propose business at the Company’s 2009 annual meeting of shareholders must provide timely written notice to the Company in proper form that complies with the requirements set forth in the Restated Bylaws. Assuming that the Company’s 2009 annual meeting is held within thirty (30) days of June 24, 2009 (the one-year anniversary date of the 2008 annual meeting), then, in order to be timely under the Restated Bylaws, such written notice must be received by the Secretary of the Company not earlier than March 16, 2009 and not later than April 15, 2009.

The principal features of the amendments to the Former Bylaws set forth in the Restated Bylaws are as follows:

Annual Meeting of Shareholders

•

Section 2 of Article III of the Former Bylaws has been amended to provide that annual meetings of the shareholders are to be held each fiscal year at a date and time designated by the Board of Directors, as opposed to within one hundred eighty (180) days following the end of each fiscal year.

•

Former Section 13 of Article III and former Section 8 of Article IV of the Former Bylaws have been deleted in their entirety. New Section 13 of Article III of the Restated Bylaws now sets forth the advance notice and other requirements for nominations or for other business to be brought by a shareholder before a meeting of shareholders.

•

Section 13(a) of Article III of the Restated Bylaws sets forth the requirements for business to be considered at an annual meeting of the shareholders. Section 13(a)(i) of Article III of the Restated Bylaws provides that at an annual meeting of the shareholders, only such business will be conducted or considered as is properly brought before the meeting. Such section further specifies the requirements for nominations of persons for election to the Board of Directors and for a proposal of business to be considered by the shareholders at an annual meeting.

•

Section 13(a)(ii) of Article III of the Restated Bylaws provides that for nominations or other business to be properly brought before an annual meeting of shareholders by a shareholder, the shareholder must have given timely written notice thereof in proper written form to the Secretary of the Corporation and any such proposed business must constitute a proper matter for shareholder action under California law. In order for a shareholder’s written notice to be considered timely, the notice must be received by the Secretary of the Company not less than 45 or more than 75 days prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the immediately preceding year’s annual meeting of shareholders. Section 13(a)(ii) of Article III of the Restated Bylaws also sets forth the notice period in the event the Company’s annual meeting is convened more than 30 days before, or delayed by more than thirty (30) days after, the one-year anniversary of the immediately preceding annual meeting of shareholders.

•

Section 13(a)(iii) of Article III of the Restated Bylaws sets forth the information requirements that a shareholder must satisfy in order for such shareholder’s notice to be in proper written form in the event a shareholder wishes to propose to nominate for election a director or to propose to bring before a meeting any business. To be in proper written form, a shareholder’s notice must set forth the specific information required by Section 13(a)(iii) of Article III of the Restated Bylaws, including the required information about any proposed nominee, any proposed business and the shareholder. In addition, the Company may require that any proposed nominee furnish to the Company such other information as the Company may reasonably require in order to determine if such proposed nominee is eligible to serve as a director of the Company and to determine whether such proposed nominee qualifies as an “independent director” or an “audit committee financial expert.”

Special Meeting of Shareholders

•

Section 3(a) of Article III of the Former Bylaws has been amended to clarify that the determination as to the holdings of a shareholder desiring to call a special meeting shall be made as of the record date established for the meeting. Section 3(a) of Article III of the Restated Bylaws also provides that the person or persons calling a special meeting shall concurrently specify the purpose of the meeting and if such person or persons calling the meeting are shareholders, include the information required by Section 13(a)(iii) of Article III of the Restated Bylaws.

•

Section 3(b) of Article III of the Former Bylaws has been amended to specify the process for providing notice of a special meeting and for establishing the place, date and hour of such meeting. Section 3(b) of Article III of the Restated Bylaws also now provides that the Board of Directors shall determine whether a shareholder has satisfied the requirements for calling a special meeting within five (5) business days after receiving such request.

•

Section 13(b)(i) of Article III of the Restated Bylaws has been added to provide that only such business may be conducted or considered at a special meeting as is properly brought before the meeting and any such proposed business must constitute a proper matter for shareholder action under California law. The section also sets forth that such business must be specified in the notice of the meeting or be otherwise properly brought before the special meeting by the presiding officer or at the direction of a majority of the Board of Directors.

•

Section 13(b)(ii) of Article III of the Restated Bylaws has been added to specify that any shareholder or shareholders seeking to call a special meeting must provide the information in their notice in the form as required by Section 13(a)(iii) of Article III of the Restated Bylaws.

•

Section 13(b)(iii) of Article III of the Restated Bylaws has been added to provide a procedure by which a shareholder may nominate a person or persons for election as a director at a special meeting of the shareholders in the event such a meeting is called for the purpose of electing one or more directors.

Other Provisions

•	Section 13(c)(i) of Article III of the Restated Bylaws has been added to specify that only persons or business brought forth in accordance with Section 13 of Article III of the Restated Bylaws may be considered at meetings of the shareholders. Furthermore, if a shareholder does not appear at an annual or special meeting to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be considered unless otherwise required by law.

•	Section 13(c)(ii) of Article III of the Restated Bylaws has been added to define the term “Public Announcement” for purposes of Section 13 of Article III of the Restated Bylaws.

•

Section 13(c)(iii) of Article III of the Restated Bylaws has been added to specify that shareholders must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and further provides that nothing set forth in Section 13 of Article III of the Restated Bylaws affects the rights of shareholders pursuant to Rule 14a-8 under the Exchange Act.

•

Section 14 of Article III of the Restated Bylaws has been added to clarify that the Chairman of the Board, or such other officer of the Company designated by the Board of Directors to preside at shareholder meetings, will call such meetings to order and will act as the presiding officer. If the presiding officer determines that any business is not properly brought before such a meeting, or any nomination was not properly made, the presiding officer is to so declare at the meeting and any such business will not be conducted or considered and any such nomination will be disregarded.

•

Section 6 of Article VII of the Former Bylaws has been amended to provide that if there is a Chairman of the Board, then such person shall preside at meetings of the shareholders. Section 7 of Article VII of the Former Bylaws has been amended to provide that in the absence of the Chairman of the Board, the President shall preside at meetings of the shareholders.

The foregoing summary description of the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Comarco, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC. (Registrant)

Date: February 24, 2009	By:	/S/ WINSTON E. HICKMAN
Winston E. Hickman
Chief Financial Officer

EXHIBIT INDEX

3.1	Amended and Restated Bylaws of Comarco, Inc.